UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

16930 PARK ROW DR. SPIRIT ONE, #15-N055 HOUSTON, TX 77084	Your Vote Counts! CONOCOPHILLIPS 2021 Annual Meeting Vote by May 10, 2021 11:59 PM ET

D39503-P52156

You invested in CONOCOPHILLIPS and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Stockholders to be held on May 11, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 11, 2021 9:00 a.m., Central Time
Virtually at: www.virtualshareholdermeeting.com/COP2021

*	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS
Nominees:
1a.	Charles E. Bunch	For
1b.	Caroline Maury Devine	For
1c.	John V. Faraci	For
1d.	Jody Freeman	For
1e.	Gay Huey Evans	For
1f.	Jeffrey A. Joerres	For
1g.	Ryan M. Lance	For
1h.	Timothy A. Leach	For
1i.	William H. McRaven	For
1j.	Sharmila Mulligan	For
1k.	Eric D. Mullins	For
1l.	Arjun N. Murti	For
1m.	Robert A. Niblock	For
1n.	David T. Seaton	For
1o.	R.A. Walker	For
2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2021.	For
3.	Advisory Approval of Executive Compensation.	For
4.	Simple Majority Vote Standard.	For
5.	Emission Reduction Targets.	Against
6.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D39504-P52156

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ConocoPhillips

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HOME > INVESTORS > ANNUAL MEETING

Annual Meeting

The health and well-being of our employees, stockholders and partners remain of the utmost importance to us. Due to the ongoing coronavirus (COVID-19) pandemic, this year's Annual Meeting will be held entirely online. This does not represent a change in our stockholder engagement philosophy and we remain committed to return to an in-person meeting next year.

Join Chairman and CEO Ryan M. Lance virtually for the annual meeting of stockholders on May 11, 2021. In addition to the scheduled items of business, Mr. Lance will discuss the company's 2020 performance and 2021 priorities, as well as answer questions from stockholders.

Your vote and representation of shares at the meeting is important to us and to our business. Please vote right away and submit your proxy via this website, by phone, or by signing, dating and returning the proxy card you received in the mail.

Ryan M. Lance,
Chairman and CEO

STOCK INFORMATION
ANNUAL REPORT
SEC FILINGS
COMPANY REPORTS
INVESTOR PRESENTATIONS
SUSTAINABILITY
CORPORATE GOVERNANCE
SHAREHOLDER SERVICES
NEWS RELEASES

HIGHLIGHT

Attend the Virtual Annual Meeting of Stockholders

MAY 11, 2021
9:00AM - 10:00AM CDT

REGISTER FOR THE WEBCAST
ADD TO CALENDAR

Vote and Submit Questions

CAST YOUR PROXY VOTE AND SUBMIT QUESTIONS PRIOR TO THE MEETING

Annual Meeting Materials

2021 PROXY STATEMENT (PDF)
2021 PROXY STATEMENT (INTERACTIVE)
2020 ANNUAL REPORT (PDF)
2020 ANNUAL REPORT (INTERACTIVE)
SEC FILINGS

COP Stock Quote

NYSE 02/12/2021 4:10 PM EST

47.20 0.72

Single Day High 47.22
Single Day Low 45.95

STOCK INFO

The Annual Meeting webcast will begin promptly at 9:00 a.m., Central Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:30 a.m., Central Daylight Time, and you should allow ample time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check in or meeting time, please call the technical support number posted on the virtual meeting log-in page.

SUBMIT YOUR VOTE - Vote Now

CONOCOPHILLIPS PROXY PROPOSALS		BOARD RECOMMENDATION
PROPOSAL 1	Election of 15 Directors	FOR *each nominee*
PROPOSAL 2	Ratification of Independent Registered Public Accounting Firm	FOR
PROPOSAL 3	Advisory Approval of the Compensation of our Named Executive Officers	FOR
PROPOSAL 4	Stockholder Proposal – Simple Majority Vote Standard	FOR
PROPOSAL 5	Stockholder Proposal – Emission Reduction Targets	AGAINST

Find out more information: Investor Relations or Shareholder Services. Sign up for electronic delivery of future annual meeting materials to reduce our costs and impact on the environment. | Download Adobe Acrobat Reader

CONTACT INFORMATION

ConocoPhillips Board of Directors

c/o Corporate Secretary

P.O. BOX 4783, HOUSTON, TX 77210-4783
(281) 293-3030
BOARDCOMMUNICATION@COP.COM

SHARE ON | PRINT | SUSTAINABILITY REPORT BUILDER

ConocoPhillips

925 N. Eldridge Parkway (77079-2703)
P.O. Box 2197, Houston, TX 77252-2197
Contact Us
281-293-1000

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From:	SPECIMEN <id@proxyvote.com>
Sent:	Wednesday, March 24, 2021 5:46 AM
To:	Krause, Dominique x57356
Subject:	#COP21PHIL#	CONOCOPHILLIPS Annual Meeting %P52156_0_0123456789012345_0000001%

The 2021 Annual Meeting of Stockholders of ConocoPhillips will be held on May 11, 2021 at 9:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/COP2021. You may attend the meeting via the Internet and vote during the meeting.

Our records indicate that either (i) you have elected to receive electronic copies of the special meeting materials OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website above. You must enter your CONTROL NUMBER to vote.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. For most stockholders, internet voting through the voting website will generally be accepted until 11:59 p.m. (ET) on May 10, 2021.

If you would like to receive hard copies of the special meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1

From:	SPECIMEN <id@proxyvote.com>
Sent:	Thursday, March 25, 2021 9:02 AM
To:	Krause, Dominique x57356
Subject:	#COP21ACT#	CONOCOPHILLIPS Annual Meeting %Z79394_0_0123456789012345_0000001%

The email below contains a control number which will allow you to act as a fiduciary and direct voting for unvoted shares of ConocoPhillips stock held in the ConocoPhillips Savings Plan.

The 2021 Annual Meeting of Stockholders of ConocoPhillips will be held on May 11, 2021 at 9:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/COP2021.

We are providing you, as an employee stockholder of our Company, with electronic copies of the special meeting materials and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and reduces mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote.

Notice of Fiduciary Vote — As an active employee participating in the Savings Plan you may (and by voting using the control number below, you will) direct Fidelity Management Trust Company, the Trustee of the Savings Plan, to vote a pro rata portion of all shares of stock representing the interests of Savings Plan participants who fail to give voting direction to the Trustee for the May 11, 2021 Annual Meeting of Stockholders. By electing to direct the Trustee's vote of shares which do not represent your interest in the Savings Plan, you become a fiduciary of the Savings Plan for voting such shares and you must act in the best interest of all participants of the Savings Plan. Fiduciary duties are described further in the Savings Plan Summary Plan Description.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will generally be accepted until 11:59 p.m. (ET) on May 6, 2021.

If you would like to receive hard copies of the special meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1

From:	SPECIMEN <id@proxyvote.com>
Sent:	Thursday, March 25, 2021 9:02 AM
To:	Krause, Dominique x57356
Subject:	#COP21NON#	CONOCOPHILLIPS Annual Meeting %Z79395_0_0123456789012345_0000001%

This email contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in the ConocoPhillips Savings Plan.

The 2021 Annual Meeting of Stockholders of ConocoPhillips will be held on May 11, 2021 at 9:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/COP2021.

As a participant in the Savings Plan, you may direct Fidelity Management Trust Company, the Trustee of the Savings Plan, to vote the shares of ConocoPhillips Common Stock representing your interest as of March 15, 2021, the record date for the 2021 Annual Meeting of Stockholders. We are providing you, as an employee stockholder of our Company, with electronic copies of the special meeting materials and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and reduces mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will generally be accepted until 11:59 p.m. (ET) on May 6, 2021.

If you would like to receive hard copies of the special meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1

From:	SPECIMEN <id@proxyvote.com>
Sent:	Wednesday, March 24, 2021 5:49 AM
To:	Krause, Dominique x57356
Subject:	#COP21INT#	CONOCOPHILLIPS Annual Meeting %Z79396_0_0123456789012345_0000001%

The 2021 Annual Meeting of Stockholders of ConocoPhillips will be held on May 11, 2021 at 9:00 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/COP2021. You may attend the meeting via the Internet and vote during the meeting.

Our records indicate that either (i) you have elected to receive electronic copies of the special meeting materials OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER to vote.

CONTROL NUMBER: 0123456789012345

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com

Voting will be accepted until 11:59 p.m. (ET) on May 6, 2021.

If you would like to receive hard copies of the special meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1